UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

Mimecast Limited

(Exact Name of Registrant as Specified in its Charter)

Bailiwick of Jersey	001-37637	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPoint, One Ropemaker Street

Moorgate, London EC2Y 9AW

United Kingdom

(Address of principal executive offices)

Registrant’s telephone number, including area code: +44 0207 847 8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

Explanatory Note:

On May 14, 2018, Mimecast Limited (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the SEC”), in which it furnished its financial results press release for the fiscal quarter and fiscal year ended March 31, 2018 (the “Press Release”). In the Company’s condensed consolidated financial statements included in the Press Release, the Company recorded a restructuring expense of approximately $2.5 million for the three months and fiscal year ended March 31, 2018 related to the Company’s exit of its Watertown, Massachusetts corporate office space (the “Watertown Office”). The restructuring expense related to the remaining non-cancelable rent and estimated operating expenses for the vacated premises. Certain assumptions were used in determining the fair value of the restructuring liability including an estimated time period it would take to obtain a subtenant, estimated sublease rates and the discount rate.

On May 18, 2018, the Company successfully executed a sublease for a portion of the Watertown Office and on May 22, 2018, the Company received the required consent to the sublease from the landlord of the Watertown Office. As a result of the Company’s evaluation of this subsequent event, the Company revised its estimate of future sublease rental income, which reduced its restructuring liability and related restructuring expense for the three months and fiscal year ended March 31, 2018 by approximately $1.7 million.

Attached hereto as Exhibit 99.1, are the following financial statements of the Company that reflect the reduction of the restructuring expense described above:

•	Condensed Consolidated Balance Sheet for the Company as of March 31, 2018;

•	Condensed Consolidated Statements of Operations for the Company for the three months and year ended March 31, 2018; and

•	Condensed Consolidated Statement of Cash Flows for the Company for the year ended March 31, 2018.

These financial statements should be read in conjunction with the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, which the Company intends to file with the SEC on or prior to May 30, 2018.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1*	Certain Financial Statements of Mimecast Limited

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMECAST LIMITED

Date: May 29, 2018	By:	/s/ Peter Campbell
Peter Campbell Chief Financial Officer